MONTHLY SERVICER'S CERTIFICATE
                          CARMAX AUTO SUPERSTORES, INC.
--------------------------------------------------------------------------------
                             CARMAX AUTO OWNER TRUST
                                  SERIES 2004-1
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


    Collection Period                                                                                  02/01/05-02/28/05
    Determination Date                                                                                        03/09/2005
    Distribution Date                                                                                         03/15/2005


    Pool Balance
    ------------

     1 . Pool Balance on the close of the last day of the preceding
         Collection Period                                                                         $      445,993,230.31

     2 . Collections allocable to Principal                                                        $       14,671,777.39

     3 . Purchase Amount allocable to Principal                                                    $                0.00

     4 . Defaulted Receivables                                                                     $          337,807.47
                                                                                                      -------------------
     5 . Pool Balance on the close of the last day of the Collection Period                        $      430,983,645.45
         (Ln1 - Ln2 - Ln3 - Ln4)

     6 . Initial Pool Balance                                                                      $      600,000,002.26

                                                                                Beginning                    End
     7 . Note Balances                                                          of Period                 of Period
                                                                          -----------------------------------------------
         a. Class A-1 Note Balance                                        $              0.00     $                 0.00
         b. Class A-2 Note Balance                                        $    100,129,093.45     $        87,033,230.66
         c. Class A-3 Note Balance                                        $    161,000,000.00     $       161,000,000.00
         d. Class A-4 Note Balance                                        $    128,000,000.00     $       128,000,000.00
         e. Class B Note Balance                                          $     13,379,796.91     $        12,929,509.36
         f. Class C Note Balance                                          $     15,609,763.06     $        15,084,427.59
         g. Class D Note Balance                                          $     20,069,695.36     $        19,394,264.05
                                                                             -----------------        -------------------
         h. Note Balance (sum a - f)                                      $    438,188,348.78     $       423,441,431.65

     8 . Pool Factors

         a. Class A-1 Note Pool Factor                                              0.0000000                  0.0000000
         b. Class A-2 Note Pool Factor                                              0.7472320                  0.6495017
         c. Class A-3 Note Pool Factor                                              1.0000000                  1.0000000
         d. Class A-4 Note Pool Factor                                              1.0000000                  1.0000000
         e. Class B Note Pool Factor                                                0.7433221                  0.7183061
         f. Class C Note Pool Factor                                                0.7433221                  0.7183061
         g. Class D Note Pool Factor                                                0.7433221                  0.7183061
                                                                             -----------------        -------------------
         h. Note Pool Factor                                                        0.7303139                  0.7057357

     9 . Overcollateralization Target Amount                                                       $        7,542,213.80

    10 . Current overcollateralization amount (Pool Balance - Note Balance)                        $        7,542,213.80

    11 . Weighted Average Coupon                                                                   %               7.85%

    12 . Weighted Average Original Term                                                           months           60.52

    13 . Weighted Average Remaining Term                                                          months           46.94



    Collections
    -----------

    14 . Finance Charges:

         a. Collections allocable to Finance Charge                                                $        2,840,241.93
         b. Liquidation Proceeds allocable to Finance Charge                                       $              355.29
         c. Purchase Amount allocable to Finance Charge                                            $                0.00
                                                                                                      -------------------
         d. Available Finance Charge Collections (sum a - c)                                       $        2,840,597.22

    15 . Principal:
         a. Collections allocable to Principal                                                     $       14,671,777.39
         b. Liquidation Proceeds allocable to Principal                                            $           65,522.42
         c. Purchase Amount allocable to Principal                                                 $                0.00
                                                                                                      -------------------
         d. Available Principal Collections (sum a - c)                                            $       14,737,299.81

    16 . Total Finance Charge and Principal Collections (14d + 15d)                                $       17,577,897.03

    17 . Interest Income from Collection Account                                                   $           29,610.03

    18 . Simple Interest Advances                                                                  $                0.00

                                                                                                      -------------------
    19 . Available Collections (Ln16 + Ln17 + Ln18)                                                $       17,607,507.06

    Required Payment Amount
    -----------------------

    20 . Total Servicing Fee
         a. Monthly Servicing Fee                                                                  $          371,661.03
         b. Amount Unpaid from Prior Months                                                        $                0.00
         c. Amount Paid                                                                            $          371,661.03
                                                                                                      -------------------
         d. Shortfall Amount (a + b - c)                                                           $                0.00

    21 . Class A Noteholder Interest Amounts
         a. Class A-1 Monthly Interest                                                             $                0.00
         b. Additional Note Interest related to Class A-1 Monthly Interest                         $                0.00
         c. Interest Due on Additional Note Interest related to Class A-1 Monthly Interest         $                0.00
                                                                                                      -------------------
         d. Total Class A-1 Note Interest (sum a - c)                                              $                0.00

         e. Class A-2 Monthly Interest                                                             $          156,034.50
         f. Additional Note Interest related to Class A-2 Monthly Interest                         $                0.00
         g. Interest Due on Additional Note Interest related to Class A-2 Monthly Interest         $                0.00
                                                                                                      -------------------
         h. Total Class A-2 Note Interest (sum e-g)                                                $          156,034.50

         i. Class A-3 Monthly Interest                                                             $          356,883.33
         j. Additional Note Interest related to Class A-3 Monthly Interest                         $                0.00
         k. Interest Due on Additional Note Interest related to Class A-3 Monthly Interest         $                0.00
                                                                                                      -------------------
         l. Total Class A-3 Note Interest (sum i-k)                                                $          356,883.33

         m. Class A-4 Monthly Interest                                                             $          363,733.33
         n. Additional Note Interest related to Class A-4 Monthly Interest                         $                0.00
         o. Interest Due on Additional Note Interest related to Class A-4 Monthly Interest         $                0.00
                                                                                                      -------------------
         p. Total Class A-4 Note Interest (sum m-o)                                                $          363,733.33

    22 . Priority Principal Distributable Amount                                                   $                0.00

    23 . Class B Noteholder Interest Amount
         a. Class B Monthly Interest                                                               $           30,327.54
         b. Additional Note Interest related to Class B Monthly Interest                           $                0.00
         c. Interest Due on Additional Note Interest related to Class B Monthly Interest           $                0.00
                                                                                                      -------------------
         d. Total Class B Note Interest (sum a-c)                                                  $           30,327.54

    24 . Secondary Principal Distributable Amount                                                  $                0.00



    25 . Class C Noteholder Interest Amount
         a. Class C Monthly Interest                                                               $           39,284.57
         b. Additional Note Interest related to Class C Monthly Interest                           $                0.00
         c. Interest Due on Additional Note Interest related to Class C Monthly Interest           $                0.00
                                                                                                      -------------------
         d. Total Class C Note Interest (sum a-c)                                                  $           39,284.57

    26 . Tertiary Principal Distributable Amount                                                   $                0.00

    27 . Class D Noteholder Interest Amount
         a. Class D Monthly Interest                                                               $           58,871.11
         b. Additional Note Interest related to Class D Monthly Interest                           $                0.00
         c. Interest Due on Additional Note Interest related to Class D Monthly Interest           $                0.00
                                                                                                      -------------------
         d. Total Class C Note Interest (sum a-c)                                                  $           58,871.11

    28 . Required Payment Amount (Sum: Ln 20 - Ln 27)                                              $        1,376,795.41

    29 . Regular Principal Distributable Amount                                                    $       14,746,917.13

    30 . Unreimbursed Servicer Advances                                                            $                0.00

    Available Funds
    ---------------

    31 . Available Collections                                                                     $       17,607,507.06

    32 . Reserve Account Draw Amount                                                               $                0.00
                                                                                                      -------------------
    33 . Available Funds                                                                           $       17,607,507.06

    Collection Account Activity
    ---------------------------

    34 . Deposits
         a. Total Daily Deposits of Finance Charge Collections                                     $        2,840,597.22
         b. Total Daily Deposits of Principal Collections                                          $       14,737,299.81
         c. Withdrawal from Reserve Account                                                        $                0.00
         d. Interest Income                                                                        $           29,610.03
                                                                                                      -------------------
         e. Total Deposits to Collection Account (sum a - d)                                       $       17,607,507.06

    35 . Withdrawals
         a. Servicing Fee and Unreimbursed Servicer Advances                                       $          371,661.03
         b. Deposit to Note Payment Account for Monthly Note Interest/Principal                    $       15,752,051.51
         c  Deposit to Reserve Account                                                             $                0.00
         d  Excess Funds (Deposit to Certificate Payment Account for payment to Certificateholder) $        1,483,794.52
                                                                                                      -------------------
         e  Total Withdrawals from Collection Account(sum a - d)                                   $       17,607,507.06

    Note Payment Account Activity
    -----------------------------

    36 . Deposits
         a. Class A-1 Interest Distribution                                                        $                0.00
         b. Class A-2 Interest Distribution                                                        $          156,034.50
         c. Class A-3 Interest Distribution                                                        $          356,883.33
         d. Class A-4 Interest Distribution                                                        $          363,733.33
         e. Class B Interest Distribution                                                          $           30,327.54
         f. Class C Interest Distribution                                                          $           39,284.57
         g. Class D Interest Distribution                                                          $           58,871.11

         h. Class A-1 Principal Distribution                                                       $                0.00
         i. Class A-2 Principal Distribution                                                       $       13,095,862.79
         j. Class A-3 Principal Distribution                                                       $                0.00
         k. Class A-4 Principal Distribution                                                       $                0.00
         l. Class B Principal Distribution                                                         $          450,287.55
         m. Class C Principal Distribution                                                         $          525,335.47
         n. Class D Principal Distribution                                                         $          675,431.31
                                                                                                      -------------------
         m. Total Deposits to Note Payment Account (sum a - n)                                     $       15,752,051.51



    37 . Withdrawals
         a. Class A-1 Distribution                                                                 $                0.00
         b. Class A-2 Distribution                                                                 $       13,251,897.29
         c. Class A-3 Distribution                                                                 $          356,883.33
         d. Class A-4 Distribution                                                                 $          363,733.33
         e. Class B Distribution                                                                   $          480,615.09
         f. Class C Distribution                                                                   $          564,620.04
         g. Class D Distribution                                                                   $          734,302.42
                                                                                                      -------------------
         h. Total Withdrawals from Note Payment Account (sum a - g)                                $       15,752,051.51

    Certificate Payment Account Activity
    ------------------------------------

    38 . Deposits
         a. Excess Funds                                                                           $        1,483,794.52
         b. Reserve Account surplus                                                                $            5,313.26
                                                                                                      -------------------
         c  Total Deposits to Certificate Payment Account (sum a - b)                              $        1,489,107.78

    39 . Withdrawals
         a. Certificateholder Distribution                                                         $        1,489,107.78
                                                                                                      -------------------
         b. Total Withdrawals from Certificate Payment Account                                     $        1,489,107.78

    Required Reserve Account Amount
    -------------------------------

    40 . Required Reserve Account Increase Event has occurred and is continuing (YES /  NO)?                          NO

       If no Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of: (Ln41 (a) or Ln41 (b))

    41 . Lesser of: (a or b)
         a. $3,000,000.00                                                                          $        3,000,000.00
         b.  Note Balance                                                                          $      423,441,431.65

       If a Required Reserve Account Increase Event has occurred and is continuing, the Required Reserve Account Amount is equal to the lesser of: (Ln 42(a) or Ln42 (b))

    42 . Lesser of: (a or b)
         a. $4,500,000.00 $ n/a b. Note Balance $ n/a

    43 . Required Reserve Account Amount                                                           $        3,000,000.00


    Reserve Account Reconciliation
    ------------------------------

    44 . Beginning Balance (as of end of preceding Distribution Date)                              $        3,000,000.00
    45 . Investment Earnings                                                                       $            5,313.26
    46 . Reserve Account Draw Amount                                                               $                0.00
                                                                                                      -------------------
    47 . Reserve Account Amount (Ln 44 + Ln45 - Ln46)                                              $        3,005,313.26
    48 . Deposit from Available Funds (Ln 35c)                                                     $                0.00
    49 . Payment to Seller if Reserve Account Balance exceeds Required Reserve Account Amount      $            5,313.26
    50 . Ending Balance (Ln47 + Ln48 - Ln49)                                                       $        3,000,000.00
    51 . Reserve Account Deficiency (Ln43 - Ln50)                                                  $                0.00



    Instructions to the Trustee
    ---------------------------

    52 . Amount to be deposited from the Reserve Account into the Collection Account               $                0.00
    53 . Amount to be paid to Servicer from the Collection Account                                 $          371,661.03
    54 . Amount to be deposited from the Collection Account into the Note Payment Account          $       15,752,051.51
    55 . Amount to be deposited from the Collection Account into the Certificate Payment Account   $        1,483,794.52
    56 . Amount to be deposited from the Collection Account into the Reserve Account               $                0.00
    57 . Amount to be deposited from the Reserve Account into the Certificate Payment Account for payment to the Certificateholder if Reserve Account Balance exceeds
         Required Reserve Amount                                                                   $            5,313.26
    58 . Amount to be paid to Class A-1 Noteholders from the Note Payment Account                  $                0.00
    59 . Amount to be paid to Class A-2 Noteholders from the Note Payment Account                  $       13,251,897.29
    60 . Amount to be paid to Class A-3 Noteholders from the Note Payment Account                  $          356,883.33
    61 . Amount to be paid to Class A-4 Noteholders from the Note Payment Account                  $          363,733.33
    62 . Amount to be paid to Class B Noteholders from the Note Payment Account                    $          480,615.09
    63 . Amount to be paid to Class C Noteholders from the Note Payment Account                    $          564,620.04
    64 . Amount to be paid to Class D Noteholders from the Note Payment Account                    $          734,302.42
    65 . Amount to be paid to Certificateholders from the Certificate Payment Account
         with respect to Excess Funds and Reserve Account surplus                                  $        1,489,107.78

    Net Loss and Delinquency Activity
    ---------------------------------

    66 . Net Losses with respect to preceding Collection Period                                    $          271,929.76

    67 . Cumulative Net Losses                                                                     $        1,988,534.79

    68 . Cumulative Net Loss Percentage                                                                    0.3314%

    69 . Delinquency Analysis                                                   Number of                 Principal
                                                                                  Loans                    Balance
                                                                          -----------------------------------------------
         a. 31 to 60 days past due                                                 236             $        2,935,802.02
         b. 61 to 90 days past due                                                  79             $          977,386.65
         c. 91 or more days past due                                                41             $          386,184.60
                                                                          -----------------------------------------------
         d. Total (sum a - c)                                                      356                      4,299,373.27



    IN WITNESS WHEREOF, the undersigned has duly executed this certificate on March 09, 2005.

    CARMAX AUTO SUPERSTORES, INC.
    ======================================================================
    As Servicer

    By:         /s/ Keith D. Browning
            --------------------------------------------------------------

    Name:        Keith D. Browning
            --------------------------------------------------------------

    Title:   Executive Vice President and Chief Financial Officer
            --------------------------------------------------------------